UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 19, 2025

SANUWAVE Health, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-42552	20-1176000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9600 W. 76th Street, Suite 118,	Eden Prairie,	Minnesota	55344
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code	(952)	656-1029

11495 Valley View Road, Eden Prairie, Minnesota 55344
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SNWV	The Nasdaq Stock Market LLC

Indicate by check mark whether the registration is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As disclosed under Item 5.07 of this Current Report on Form 8-K, on August 19, 2025, the stockholders of Sanuwave Health, Inc. (the “Company”) approved a proposal to amend the SANUWAVE Health, Inc. 2024 Equity Incentive Plan (the “Plan”) to increase the total number of shares of common stock authorized for issuance under the Plan by 500,000 shares (the “Amendment”). The Amendment was previously approved and adopted by the Company’s Board of Directors on June 6, 2025, subject to approval by the Company’s stockholders.

The Amendment is described in greater detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on July 10, 2025 (the “Proxy Statement”). The description of the Amendment contained in the Proxy Statement and the foregoing description of the Amendment are qualified in their entirety by reference to the full text of the Plan, as amended, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07              Submission of Matters to a Vote of Security Holders.

On August 19, 2025, the Company held its 2025 annual meeting of stockholders. The following matters (the “Proposals”) were voted upon by the stockholders with the final voting results as shown:

Proposal 1. To elect five directors, Morgan Frank, Gregory Bazar, Jeffrey Blizard, Ian Miller and James Tyler, to serve until the 2026 annual meeting of stockholders.

Name	Votes For	Withheld	Broker Non-Votes
Morgan Frank	5,160,671	9,229	850,909
Gregory Bazar	5,168,313	1,587	850,909
Jeffrey Blizard	5,050,443	119,457	850,909
Ian Miller	4,703,248	466,652	850,909
James Tyler	4,936,933	232,967	850,909

Proposal 2. To ratify the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Votes For	Votes Against	Abstain	Broker Non-Votes
6,017,993	1,473	1,343	–

Proposal 3. To approve an amendment to the SANUWAVE Health, Inc. 2024 Equity Incentive Plan to increase the number of shares authorized for issuance under the plan by 500,000 shares.

Votes For	Votes Against	Abstain	Broker Non-Votes
4,948,127	202,867	18,906	850,909

Proposal 4. To approve, in an advisory, non-binding vote, the compensation paid to the Company’s named executive officers.

Votes For	Votes Against	Abstain	Broker Non-Votes
5,136,449	30,601	2,850	850,909

Proposal 5. To approve, in an advisory, non-binding vote, the frequency of future votes on the compensation paid to the Company’s named executive officers.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
5,157,469	1,987	5,121	5,323	850,909

The Proposals, which are described in more detail in the Proxy Statement, received the affirmative requisite vote of the stockholders of the Company.

Item 9.01              Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description

10.1	SANUWAVE Health, Inc. 2024 Equity Incentive Plan, as amended August 19, 2025.
104	Cover Page Interactive Data File--the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANUWAVE HEALTH, INC.

Dated: August 20, 2025	By:	/s/ Morgan C. Frank
	Name:	Morgan C. Frank
	Title:	Chief Executive Officer
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